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                                                                    EXHIBIT 10.6
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                  FIRST ADDENDUM TO STOCK EXCHANGE AGREEMENT


          This FIRST ADDENDUM TO STOCK EXCHANGE AGREEMENT ("First Addendum") is entered into as of February ___, 1999, by and among ONEMAIN.COM, INC., a Delaware corporation formerly named U.S. Internet Providers, Inc. (the "Acquirer"), JPS.NET, CORP., a California corporation ("Company"), and the SHAREHOLDERS OF COMPANY listed on the signature page hereof (collectively, the "Transferors"). The Acquirer, Company and the Transferors are referred to herein individually as a "Party" and collectively as the "Parties."

          WHEREAS, the Parties entered into the Stock Exchange Agreement dated December 18, 1998 (the "Agreement"), and the Parties hereto desire to amend the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

          1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agreement, as amended by this First Addendum.

          2.   Section 2.2.  The amount of Funded Indebtedness referred to in

Section 2.2 of the Agreement shall be calculated based on E&Y's December 31,
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1998, audit of the Company and Company's good faith estimate prior to Closing of
Company's Funded Indebtedness as of March 15, 1999. To the extent the actual Funded Indebtedness as of the Closing Date, as determined by E&Y after the Closing Date, differs from the Funded Indebtedness estimated by Company, any adjustments required by the Agreement shall be added to or subtracted from the Cash Escrow.

          3.   Section 2.3.  Section 2.3 of the Agreement is hereby deleted in
                             -----------
its entirety and replaced by the following:

     Net Worth Adjustment.  The Cash Portion of the Transfer Consideration
     --------------------
shall be adjusted downward on a dollar-for-dollar basis by the amount by which the Net Worth of Company is less than negative $1,747,565 as of the Closing Date. The Net Worth of Company as of the Closing Date shall be based on E&Y's December 31, 1998 audit of the Company and Company's good faith estimate prior to Closing of Company's Net Worth as of March 15, 1999. To the extent the actual Net Worth as of the Closing Date, as determined by E&Y after the Closing Date, differs from the Net Worth estimated by Company, the difference shall be added to or subtracted from the Cash Escrow if, and to the extent, necessary to accomplish the adjustment provided for above.

          4. Escrow Agreement. The form of Escrow Agreement attached to the Agreement as Exhibit A is hereby deleted in its entirety and replaced by the
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Escrow Agreement attached hereto as Exhibit A.
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          5.  Joinder to Registration Rights Agreement.  The Joinder to the
Registration Rights Agreement attached to the Agreement as Exhibit F is hereby
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deleted in its entirety and replaced by the Joinder Agreement attached hereto as

Exhibit B.
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          6.  Continued Effect.  Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect, which terms and conditions the Parties hereby ratify and affirm.

          7. Counterparts; Fax Signatures. To facilitate execution, this First Addendum may be executed in counterparts and by facsimile, and all counterparts shall collectively constitute a single agreement.



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          IN WITNESS WHEREOF, the Parties hereto have executed this First
Addendum as of the date first above written.


                              ACQUIRER:

                              ONEMAIN.COM, INC.


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________


                              COMPANY:

                              JPS.NET, CORP.


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________


                              TRANSFERORS:



                              ________________________________________________
                              Brad Jenkins as Transferors' Representative on behalf of the Transferors named in the Agreement